Trade and other payables (Details) - USD ($) $ in Thousands	Jun. 30, 2023	Dec. 31, 2022	Dec. 31, 2021
Trade and other payables.
Trade payables	$ 14,961	$ 22,295	$ 16,191
Accrued salaries, bonuses, vacation pay and related taxes	6,985	2,969	1,924
Provision for indirect taxes	2,077	2,067	803
Accrued professional services	1,319	1,526	1,100
VAT payable	1,300
Indirect taxes payable	679	1,174
Other payables and advances received	932	490	435
Total	$ 28,253	$ 30,521	$ 26,573